EXHIBIT NO. 10.2


                              Separation Agreement

     This Separation Agreement (the "Agreement") is made and entered into this 8th day of April, 2002, by and between Prime Group Realty Trust, a Maryland real estate investment trust ("PGRT") and the sole general partner of Prime Group Realty, L.P., a Delaware limited partnership (the "Operating Partnership"), (PGRT and the Operating Partnership are sometimes hereinafter together referred to as the "Company"), and Richard S. Curto, an individual domiciled in the State of Illinois (the "Executive").

                                   Witnesseth

     Whereas, PGRT, the Operating Partnership and the Executive entered into the
Amended  and  Restated  Employment   Agreement  dated  September  1,  2000  (the
"Employment Agreement"); and

     Whereas, pursuant to the Employment Agreement the Executive is employed by the Company as its Chief Executive Officer and the Executive is a member of PGRT's Board of Trustees (the "Board"); and

     Whereas, the Executive and the Company desire to sever their employment relationship and the Executive's membership on all boards of directors of any subsidiaries of the Company on amicable and agreeable terms effective April 8, 2002 (the "Separation Date").

     Now, Therefore, in consideration of the foregoing and the mutual covenants herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties agree as follows:

1. Separation from Employment. The Executive hereby elects to terminate his employment with the Company without "Good Reason" (as such term is defined in
Section 5(b)(ii) of the Employment Agreement) effective as of the Separation Date. The Executive hereby resigns from the boards of directors of all subsidiaries of the Company upon which the Executive currently serves as of the Separation Date. This resignation is not applicable to the Executive's membership on the Board. The parties hereto waive any advance notice of such termination that may be required under the terms of the Employment Agreement.

2. Separation Payments. The Executive is entitled to receive the following payments, subject to applicable withholdings, on account of his separation (collectively, the "Separation Payments"):

     (a) Accrued Base Compensation. The Company will pay to the Executive all accrued but unpaid amounts of Base Compensation (as such term is defined in the Employment Agreement) through the Separation Date. The payment will be made on or prior to the 10th day following the Separation Date;

     (b) Compensation in Lieu of 30 Days' Notice Pay. In lieu of any advance notice period required by the Employment Agreement, the Company will pay to the Executive an amount equal to the Base Compensation to which the Executive would otherwise have been entitled during the 30-day period immediately following the Separation Date. The payment will be made on or prior to May 8, 2002; and

     (c) Termination Compensation. The Company will pay to Executive an amount equal to the sum of (i) $935,000 (the "Severance Distribution"), (ii) $70,640.92 (the "Deemed Bonus Payment") and (iii) $18,999.76, which amount represents 13 days of unused vacation time (the "Unused Vacation Time"), (collectively referred to as the "Termination Compensation"), of which $190,000 shall be paid in six equal monthly installments of $31,667 payable on the 8th day of each month (or, in the event such day is not a business day on the next succeeding business day) commencing May 8, 2002. The balance shall be payable, with interest as determined below, on or before November 8, 2002. Notwithstanding the foregoing, upon the occurrence of a liquidity event sufficient, as determined by the Board in its sole discretion, to satisfy the Company's severance obligations set forth in this subparagraph (c), the Company shall pay any remaining balance not yet distributed, with interest as determined below, to the Executive in a single lump sum as soon as practicable.

     The unpaid portion of the Termination Compensation not paid on or before May 8, 2002 shall accrue interest monthly at an annual rate equal to the prime rate as published from time to time in the Midwestern edition of The Wall Street Journal and adjusted as of the 8th day of each month.

     In the event any payment or distribution pursuant to this subparagraph (c) is not made within 15 days after the Company's receipt of written notice of delinquency or, if the Company is Bankrupt (as defined below), then all remaining obligations of the Company under this subparagraph (c) shall immediately become due and payable. The Company shall be considered "Bankrupt" for purposes of this Agreement if (i) the Company voluntarily files a petition of bankruptcy or (ii) a third party files an involuntary petition of bankruptcy of the Company that is not dismissed within 60 days.

     The Company may withhold from any payment that it is required to make under
Section 2 of this Agreement amounts sufficient to satisfy the minimum applicable withholding requirements under any federal, state or local law.

     The Company agrees and acknowledges that any ancillary claims, other than claims arising out of or in connection with this Agreement and the enforcement thereof, it may assert against the Executive will not be used to offset the Company's severance obligations set forth in this subparagraph (c).

3. Business Expenses and Board Compensation. The Executive shall, in accordance with the Company's customary policies and procedures, be reimbursed for all appropriate business expenses incurred through and including the Separation Date for which the Executive submits appropriate invoices and similar records. Notwithstanding the foregoing, the Executive shall, in accordance with the Company's customary policies and procedures and in the same manner as all other non-employee members of the Board, be reimbursed for all appropriate business expenses incurred in connection with his service as a member of the Board for which the Executive submits appropriate invoices and similar records. In addition, the Executive shall be entitled to receive compensation as a non-employee member of the Board in accordance with the Company's customary policies and procedures.

4. Employee Benefits. The Executive and his eligible dependents are entitled to receive Company-provided health insurance benefits, of a type and nature available generally to employees of the Company, for the 6-month period beginning on the Separation Date.

     Notwithstanding the foregoing, the Company-provided health benefits will terminate prior to the expiration of the 6-month period if the Executive becomes covered by a subsequent employer's health insurance program that provides comparable benefits to the Executive and imposes no pre-existing condition exclusion with regard to his coverage or his eligible dependents' coverage. The Executive agrees that he will immediately notify the Company in writing of his obtaining subsequent employment which provides health and welfare benefits during the 6-month period beginning on the Separation Date. Following the 6-month period of Company-provided health insurance benefits described above, the Executive will be entitled to all rights afforded to him under the federal Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") to purchase continuation coverage of such health insurance benefits for himself and his eligible dependents for the maximum period permitted by law. To the extent required by applicable law, the Executive will be deemed to have elected to exercise his rights under COBRA as of the first day of such 6-month period.

     The Executive is entitled to receive all vested benefits under the Company's 401(k) plan. Except as otherwise set forth in this Section 4, no accrual of service time will be possible after the Separation Date for purposes of the Executive's entitlement to any employee benefit, including a pension, 401(k) or profit sharing benefit, long-term disability benefit or vacation pay. The Executive will be eligible for a matching contribution under the Company's 401(k) plan, if the plan so permits, for any elective deferrals made by the Executive on or before the Separation Date. The Company shall, if the plan so permits, allow the Executive to withdraw any vested amount in the Company's 401(k) plan.

5. Restricted Stock Awards and Stock Options. As of the Separation Date, all of the Executive's options and restricted stock awards granted under any of the Company's option and incentive programs will become fully vested, to the extent that any portion of such options or restricted stock awards are unvested. Exhibit A attached hereto sets forth certain information with respect to the options and restricted stock awards granted to the Executive under the Company's option and incentive plans.

6. Continental Towers Partnership. The Executive hereby further agrees that, promptly upon the written request of the Company (but in no event later than five business days after his receipt of such request), he will cause CTA Partner, L.L.C., a Delaware limited liability company ("CTA Partner"), to withdraw from Continental Towers Associates - I. L.P., an Illinois limited partnership (the "Continental Towers Partnership"), and to consent and agree to the transfer of CTA's general partner interest in the Continental Towers Partnership to a transferee of such general partner interest selected by the Company. The Executive agrees to take all actions necessary or otherwise reasonably requested by the Company to effect the foregoing withdrawal and transfer.

7. Indemnification Matters.

     (a) After the Separation Date, the Executive shall, to the same extent and on the same terms and conditions provided for in the Employment Agreement, indemnify and hold harmless the Company against all damages, costs and expenses resulting from any material harm to the Company, its business, assets or employees for actions or inactions occurring during the period of the Executive's employment with the Company.

     (b) To the extent permitted by applicable law, PGRT's Amended and Restated By-laws, as amended and supplemented (the "By-laws") and PGRT's Articles of Amendment and Restatement, as amended and supplemented (the "Articles"), and in the same manner as all other former officers of the Company, the Executive will continue to be entitled to the protections afforded by the indemnification provisions of the By-laws and the Articles. To the extent permitted by applicable law, the By-laws and the Articles, and in the same manner as all other non-employee members of the Board (or former non-employee members of the Board as the case may be), the Executive will continue to be entitled to the protections afforded by the indemnification provisions of the By-laws and the Articles.

     (c) For the remaining term of the Company's directors' and officers' liability insurance policy, as in effect on the Separation Date, or any successor policy that the Company may reasonably acquire (subject to the limitations set forth below), the Executive will enjoy the same protection as all other former officers of the Company, subject to all existing policy exclusions, with respect to any claims incurred in connection with any action or omission in his capacity as an officer of the Company occurring on or before the Separation Date. For the remaining term of the Company's directors' and officers' liability insurance policy, as in effect on the Separation Date, or any successor policy that the Company may reasonably acquire (subject to the limitations set forth below), the Executive will continue to enjoy the same protection as all other non-employee members of the Board, subject to all existing policy exclusions, with respect to any claims incurred in connection with any action or omission in his capacity as a member of the Board occurring during the period of the Executive's service as a member of the Board. Notwithstanding the foregoing, the Company is under no obligation to maintain directors' and officers' liability insurance coverage or to have such directors' and officers' liability insurance cover any or all former officers of the Company and/or members of the Board, if the cost of maintaining and/or providing the coverage for any or all of such former officers and/or members of the Board, is unreasonably expensive in the judgment of the Company.

8. Release. In consideration of the compensation and benefits provided pursuant to this Agreement, the sufficiency of which is hereby acknowledged, the Executive, individually and for his spouse, agents, representatives, heirs, executors, administrators, successors, assigns and any person who may claim by or through the Executive, releases and forever discharges the Company and its past, present and future subsidiaries, divisions, affiliates, successors, officers, directors, attorneys, agents and employees, from any and all claims or causes of action that the Executive had, has or may have, known or unknown, relating to the Executive's employment and/or termination of employment with the Company up until the Separation Date, including but not limited to, any claims arising under Title VII of the Civil Rights Act of 1964, as amended, Section 1981 of the Civil Rights Act of 1866, as amended, the Civil Rights Act of 1991, as amended, the Family and Medical Leave Act, the Americans with Disabilities Act, the Employee Retirement Income Security Act; claims under any other similar federal, state or local statute, regulation or ordinance relating to employment matters; claims for discrimination or harassment of any kind, breach of contract or public policy, wrongful or retaliatory discharge, defamation or other personal or business injury of any kind; and any and all other claims to any form of legal or equitable relief, damages, compensation or benefits, or for attorneys' fees or costs relating to his employment.

9. Restrictive Covenants.

     (a)   Non-Competition.   The  Company  acknowledges  and  agrees  that  the
restrictions set forth in Section 6(b) of the Employment Agreement shall lapse and cease to apply to the Executive as of the Separation Date.

     (b) Non-Disclosure. The Executive acknowledges and agrees that for a period of two years following the Separation Date, the restrictions set forth in
Section 6(c) of the Employment Agreement shall continue to apply, to the same extent and on the same terms and conditions provided for in the Employment Agreement.

10. Breach of Agreement. In the event of any actual or threatened breach of Sections 1, 6 or 8 of this Agreement, the Executive acknowledges and agrees that the Company may seek to enforce the terms of this Agreement in a court of law or equity and that the remedy at law or equity for any breach will be inadequate. Therefore, the Company shall be entitled, in addition to any other remedy at law or equity, to injunctive relief. In the event of any actual or threatened breach of Sections 1 or 4 of this Agreement, the Company acknowledges and agrees that the Executive may seek to enforce the terms of this Agreement in a court of law or equity and that the remedy at law or equity for any breach will be inadequate. Therefore, the Executive shall be entitled, in addition to any other remedy at law or equity, to injunctive relief.

11. No Admissions. This Agreement results from a mutual decision and does not constitute an admission by Executive, PGRT or the Operating Partnership, of any violation of any federal, state or local law, regulation, ordinance or statute or of any employment contract (including the Employment Agreement), whether written or oral.

12. Amendment or Termination of Agreement. This Agreement may be amended at any time by written agreement between PGRT, the Operating Partnership and the Executive. This Agreement shall remain in full force and effect until terminated upon mutual consent of the parties in writing.

13. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. Except as set forth herein, this Agreement supersedes any and all other agreements (including, but not without limit, the Employment Agreement), either oral or written, between the parties hereto with respect to the subject matter hereof.

14. Successors and Assigns. All provisions of this Agreement shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees and the successors and assigns of PGRT and the Operating Partnership. If the Executive should die while any amounts are still payable to him hereunder, all such amounts shall be paid in accordance with the terms of this Agreement to the Executive's devisees, legatees or other designee or, if there be no such designee, to the Executive's estate. The Company will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all the business and/or assets of the Company, as the case may be, expressly, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Any failure of the Company to obtain such agreement prior to the effectiveness of any such succession or assignment will be a material breach of this Agreement.

15. Notices. Any notice required or permitted to be given under this Agreement will be sufficient if in writing and if delivered in person or sent by any national overnight delivery service or by certified mail to the following addresses (or to any other address that any party may designate by notice to the other parties hereto):

        (a)    if to the Executive, to:

               Richard S. Curto
               265 Brookside Road
               Barrington, Illinois 60010

               with a copy to:

               McGuire Woods LLP
               77 West Wacker Drive
               Suite 4300
               Chicago, Illinois  60601
               Attn:  Theodore Tetzlaff

        (b)    if to PGRT or the Operating Partnership:

               Prime Group Realty Trust
               77 West Wacker Drive
               Suite 3900
               Chicago, Illinois
               Attn:  General Counsel

               with a copy to:

               Winston & Strawn
               35 West Wacker Drive
               Chicago, Illinois  60601
               Attn:  Wayne D. Boberg

16. Governing Law. This Agreement shall be governed by, and construed, interpreted and enforced in accordance with the laws of the State of Illinois, exclusive of the conflict of laws provisions of the State of Illinois.

17. Severability. The Company and the Executive each expressly agree and contract that it is not the intention of any of the parties hereto to violate any public policy, statutory or common law, and that if any sentence, paragraph, clause or combination of the same of this Agreement is in violation of the law of any state where applicable, such sentence, paragraph, clause or combination of the same shall be void in the jurisdictions where it is unlawful, and the remainder of such paragraph and this Agreement shall remain binding on the parties to make the covenants of this Agreement binding only to the extent that it may be lawfully done under existing applicable laws. In the event that any part of any covenant of this Agreement is determined by a court of competent jurisdiction to be overly broad thereby making the covenant unenforceable, the parties hereto agree, and it is their desire that such court shall substitute a judicially enforceable limitation in its place, and that as so modified the covenant shall be binding upon the parties as if originally set forth herein.

18. No Waiver. No failure or delay by the Company or the Executive in enforcing or exercising any right or remedy hereunder shall operate as a waiver hereof. No modification, amendment or waiver of this Agreement nor consent to any departure by either party from any of the terms or conditions thereof, shall be effective unless in writing and signed by an authorized representative of the respective party. Any such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

19. Counterparts. The parties may execute this Agreement in one or more counterparts, all of which together shall constitute but one Agreement.

     [Remainder of Page Intentionally Left Blank; Signature Page to Follow]

In Witness Whereof, the parties have executed this Agreement effective as of the date first above written.


Executive:                                  Prime Group Realty Trust

                                            By:  /s/ Stephen J. Nardi
                                            -------------------------

/s/ Richard S. Curto                        Title: Acting Chairman of the Board
--------------------
Richard S. Curto                            Name:  Stephen J. Nardi



                                            Prime Group Realty, L.P.

                                            By:  Prime Group Realty Trust,
                                                    its General Partner

                                            By: /s/ Stephen J. Nardi
                                            ------------------------

                                            Title: Acting Chairman of the Board

                                            Name:  Stephen J. Nardi

                                  Stock Options
                                  -------------


             Total
            Shares                           Exercise        Expiration
  Grant     Subject    Vested    Unvested    Price Per     Date Following
  Date      to Option  Shares    Shares        Share         Separation
  ----      ---------  ------    ------        -----         ----------

11/17/97    175,000    175,000      0           $20            4/07/03

12/17/98     80,208     80,208      0           $14            4/07/03

12/17/98     35,000     35,000      0           $14            4/07/03

12/16/99     62,500     62,500      0         $13.188          4/07/03

12/16/99     50,000     37,500   12,500       $13.188          4/07/03

1/23/01      10,700      5,350    5,350       $14.3125         4/07/03
             ------      -----    -----

Totals      413,408    395,558   17,850         N/A              N/A
            =======    =======   ======



                                Restricted Stock
                                ----------------



             Total Shares
 Grant       Subject to        Vested        Unvested
  Date         Award           Shares        Shares
  ----         -----           ------        ------

12/17/98        4,579           4,579           0

12/16/99        6,634           6,634           0

12/16/99        5,179           3,885         1,294

1/23/00         4,143           4,143           0

1/23/00        11,284           5,642         5,642
               ------           -----         -----
Totals         31,819           24,883        6,936
               ======           ======        =====